                                                                   EXHIBIT 10.14

Certain confidential information has been omitted from this Exhibit 10.14 pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol "***" at each place in this Exhibit 10.14 where the omitted information appeared in the original.


              MASTER DEVELOPMENT, PURCHASING AND LICENSE AGREEMENT
                                     BETWEEN
                INTEL CORPORATION AND MARVELL SEMICONDUCTOR, INC.

                               AMENDMENT NUMBER 2


        This AMENDMENT NUMBER 2 (this "Amendment Number 2") amends that certain Master Development, Purchasing and License Agreement dated July 17, 2001 (the "Effective Date"), as amended, by and between Intel Corporation ("Intel") and Marvell Semiconductor Inc. ("Marvell")(the "Agreement") and is dated and is effective as of July 17, 2001 (the "Second Amendment Effective Date"). Intel and Marvell are each are "party" hereunder and, collectively, are the "parties" hereunder.

                                    RECITALS

        WHEREAS, the parties entered into the Agreement on the Effective Date;

        WHEREAS, the parties first amended the Agreement on October 18, 2000 (the "Amendment Effective Date");

        WHEREAS, the parties seek to enter into this Amendment Number 2 because the parties intend to *** which is not explicitly provided for in the Agreement, as amended to date;

        WHEREAS, the parties further seek to enter into this Amendment Number 2 because the parties intend to *** not explicitly provided for in the Agreement, as amended to date;

        WHEREAS, the parties wish to enter into this Amendment Number 2 to add a new Exhibit C to the Agreement, as set forth in this Amendment Number 2;

        WHEREAS, the parties wish to restate, adopt, republish and otherwise agree to each and every other term of the Agreement, as amended to date, and each exhibit thereto with the additional amendments set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants set forth herein and in the Agreement, as amended to date, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

1. Unless expressly set forth herein, each and every term and condition set forth in the Agreement, as amended to date, and each Exhibit thereto shall remain in full force and effect.


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

2. Unless expressly set for herein, all capitalized or defined terms herein shall have meaning given such terms in the Agreement, as amended to date.

3. The parties hereby agree that the Agreement, as amended to date, shall be further amended as follows:

        3.1 Each term, condition and other item of information set forth in
Section 1.1 of the Agreement shall be deleted and replaced in their entirety with the following:



        "***"or "***" means *** developed by Marvell, designed to operate at a designated *** and all fixes and revisions to such chip or updates with substantially similar architecture thereto that is *** resulting in an *** device.



        3.2 Each term, condition and other item of information set in Section
1.2 of the Agreement shall be deleted and replaced in their entirety with the following:

        "Change of Control" of a party shall be deemed to have occurred if:


        i) That party merges with or into a third party whether or not the party is the surviving entity following such merger and as a result of such merger holders of the party's securities prior to the merger beneficially hold less than 51% of the capital stock of the surviving entity of such merger;

        ii)  That party becomes a Subsidiary of a third party;


        iii) A third party acquires all or substantially all of that party's assets.

        For the purposes of this definition of Change of Control in connection with Marvell, "party" means Marvell Technology Group, Ltd., a Bermuda corporation, or Marvell Semiconductor, Inc., or both. For additional purposes hereof, a Change of Control in connection with Marvell shall not be deemed to have occurred with respect to a party in the event that party becomes a Subsidiary of or controlled by or comes under the control of any entity that is controlled by or under the control of Marvell."

        3.3 Each term, condition and other item of information set forth in
Section 1.3 of the Agreement shall be deleted and replaced in their entirety with the following:

        "FCS" or First Customer Shipment means the date on which Intel first makes generally available for purchase an *** device. The exact *** is called "***, which means the point in the development process at which an *** device can be *** with no waiver and in high volume.

        3.4 The parties agree that the following additional Section 1.20 shall be inserted into the Agreement after Section 1.19:

        ***

        3.5 Each term, condition and other item of information set forth in
Section 1.4 of the Agreement shall be deleted and replaced in their entirety with the following:

        "*** means single chip development projects in which an *** and a *** pursuant to the terms of the Agreement, as amended to date, and ***, including, but not limited to, individually and collectively, "*** be developed *** be developed at ***."

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

        3.6 Each term, condition and other item of information set forth in
Section 1.11 of the Agreement shall be deleted and replaced in their entirety with the following:

        "***" means the code name for the project that will manage and produce the initial *** device developed by the parties pursuant to the Agreement, as amended to date, which the parties originally designated as "***".

        3.7 The parties agree that the following additional Section 1.22 shall be inserted into the Agreement after Section 1.21:

        "***" shall mean the following companies and their Subsidiaries***."

        3.8 The parties agree that the following additional Section 1.23 shall be inserted into the Agreement after Section 1.22:

        "***" shall mean the following companies and their Subsidiaries: ***."

        3.9 The parties agree that the following additional section 1.24 shall be inserted into the Agreement after Section 1.23:

        "***" means the commitment from a *** and *** to design, develop and ship a model or line(s) of personal computers, which incorporate(s) an *** solution."

        3.10 The parties agree that the following additional Section 13 shall be inserted into the Agreement after Section 12:

        "13. ***

        This Agreement, as amended to date, contains the entire terms and conditions that shall apply to projects undertaken by the parties that are the subject of the Agreement, as amended to date and the subject of the ***, as attached hereto as Exhibit C. The parties agree that *** will identify *** to be undertaken by the parties. The parties further agree that *** typically will be related *** efforts, but may also include as their subject matter ***.

        13.1 Procedure for Entering into ***. Each *** issued under this Agreement shall become an effective and binding obligation of each party only when duly authorized representatives of each party shall have properly executed such ***. Each *** executed entered under this Agreement, as amended to date, shall incorporate the provisions of, be governed by and made a part of the Agreement. In the event any term or condition of a *** conflicts with any term or condition of this Agreement, the terms and conditions of the Agreement shall govern.

        13.2 Contents of Each ***. Each *** shall contain (or incorporate as attachments or by reference) any or all of the following items, if necessary:

        (1) A reference to this Agreement and the incorporation of the Project Statement thereto;

        (2) Designation of the names, business addresses, and telephone numbers of the parties' individual employee's who shall manage the development or other efforts under the ***;

        (3) Incorporation or reference to applicable product specifications, if any;

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

        (4) A description of the product(s), generally including product codes and the product contents, if any;

        (5)     *** of *** required to achieve ***;

        (6)     Amount, schedule and method of compensation ***, if any;

        (7) Statement of Work and timetable for the performance and completion, including milestones, the party responsible for each milestone and delivery dates, where appropriate;

        (8) The terms and conditions of any license required under any such *** and,

        (9) Any other term or condition the parties deem advisable to include in such ***, including but not limited to quality and support.

        ***."

        13.3 ***."

        3.11 Each term, condition and other item of information set forth in
Section 6 of Exhibit B of the Agreement, but excluding Sections 6.A. through 6. G., shall be deleted and replaced in their entirety with the following:

        "6. DELIVERY, RELEASES SCHEDULING AND ALLOCATION.

        The management of existing accepted Releases for the *** will, to the extent commercially reasonable, occur in accordance with the following Table 1. The parties agree that any charges incurred from any upside order Intel places pursuant to the following Table 1 in this Section 6 for upside orders of the *** will be invoiced and paid in accordance with this Exhibit B.

                                     TABLE 1

                   ----------------- ---------
                   Days prior to     Upside
                   delivery
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------


        The management of existing accepted Releases for an *** device will, to the extent commercially reasonable, occur in accordance with the following Table 2. The parties agree *** of any and all expediting charges *** incurs in connection with *** pursuant to the following Table 2 in this Section 6 for upside orders of any *** device; otherwise, the parties agree that any charges incurred in this Section 6 will be invoiced and paid in accordance with this Exhibit B.

                                     TABLE 2

                   ----------------- ---------
                   Days prior to     Upside
                   delivery
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------
                   ***               ***
                   ----------------- ---------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

        3.12 Each term, condition and other item of information set forth in
Section 6.G. of Exhibit B of the Agreement shall be deleted and replaced in their entirety with the following:

        "Notwithstanding anything else in this Agreement, failure to meet the delivery date(s) that comply with the terms of this Agreement in the Purchase Order for the *** *** or *** other than for force majeure, within *** days after such scheduled delivery date(s), shall be considered a material breach of contract and shall *** without any liability."

        3.13 The parties agree that the *** attached to this Amendment Number 2, and identified herein as ***, respectively, shall be attached to the Agreement, as amended to date, as Exhibit C, collectively.

        3.14 The parties agree that the following additional Section 14 shall be inserted into the Agreement after additional Section 13:

        "14. CALENDAR YEAR ***

        Notwithstanding the provisions of Section 11.3 and ***, as amended to date, in any calendar year in which the parties enter into a Project Statement for the development of an *** device to be developed in such year or a succeeding calendar year, *** for any single chip device ***. It is the parties intent that *** for such device related to such ***."

        3.15 Each term, condition and other item of information set forth in
Section 4.2(c) of the Agreement, as amended, shall be deleted and replaced in their entirety with the following:

        "*** ***.

        3.16 The parties agree that the following additional Section 15 shall be inserted into the Agreement after additional Section 14:


        "15. ADDITIONAL OBLIGATIONS OF THE PARTIES

        15.1 Provided that *** its obligations set forth in Section 15.2 below, *** any development activities with *** any device *** device developed hereunder ***.

        15.2 *** commercially reasonable efforts to cooperate *** device *** and to *** for all such ***, *** of the *** for such ***. *** commercially reasonable efforts, at a minimum, may include, but are not limited to:
        1) ***, including, but not limited to, holding *** and conducting ***. The parties agree that the restrictions set forth in Section 15.1 *** with respect *** in the event *** *** by failing to provide Marvell with *** *** *** opportunity.

        15.3 *** ***.

        15.4 ***.

        3.17 Each term, condition and other item of information set forth in
Section 11.1 of the Agreement, as amended, shall be deleted and replaced in their entirety with the following:

        "Term. Except for *** set forth in ***, which such obligations shall expire in accordance with the terms ***, unless ***, the term of this Agreement will expire with respect to each ***

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

        *** entered into by and between the parties *** developed under such***. ***."

4. The parties agree to commence development work on another *** part (the *** product (or the replacement therefor)) on or before the expiration of *** with an ***, if the parties agree that another part is needed in the aforementioned timeframe.


5. The Agreement as amended to date, and this Amendment Number 2, along with Attachment Number 1 hereto, are to be read together as one document. If any term or condition of this Amendment Number 2 shall conflict with any term or condition of the Agreement, as amended to date, then the Agreement, as amended to date, shall govern such conflicting provision.

6. The parties agree to *** that will advance the sales of all products under the Agreement, as amended to date, and each ***.

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

7. This Amendment Number 2 and Attachment Number 1 hereon, and the Agreement, as amended to date, constitute the entire agreement between the parties relating to the subject matter herein, thereon and therein and supersedes all prior and contemporaneous agreements, discussions, negotiations, and understandings between the parties.

               IN WITNESS WHEREOF, the parties, by and through their respective representatives, hereby execute this Amendment Number 2.



INTEL CORPORATION                           MARVELL SEMICONDUCTOR, INC.

By: ____________________________            By: ________________________________

Name: __________________________            Name: ______________________________

Title: _________________________            Title: _____________________________

Intel-Marvell Confidential


                              ATTACHMENT NUMBER 1:

                                   EXHIBIT C:

                                      ***

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

Intel-Marvell Confidential


                                                                       VER: V1.0

***
--------------------------------------------------------------------------------


1.0     INCORPORATION INTO AGREEMENT

The parties agree that this *** shall be attached to and incorporated into the Agreement as *** to Exhibit C thereof. The purpose of this *** is to set forth the terms and conditions under which Marvell shall ***

Any changes to the specifications of the *** that are set forth in this *** must be agreed to by the parties in writing.

2.0     DEFINITIONS

The *** is a repackaged version of the *** product.

3.0     PRODUCT DESCRIPTIONS

***

4.0     PRICING

                                     4.1 ***

---------- -------- -------- -------- ------- -------- -------- --------
   ***       ***      ***      ***     ***      ***      ***      ***
---------- -------- -------- -------- ------- -------- -------- --------
   ***       ***      ***      ***     ***      ***      ***      ***
---------- -------- -------- -------- ------- -------- -------- --------

        4.1.2 ***

5.0     STATEMENT OF WORK -- PROJECT DELIVERABLES AND SCHEDULE

        5.1 PURPOSE

        ***

        5.2 PROJECT MANAGEMENT

        The parties agree to each assign dedicated Project Managers and Engineering Managers to this project. The Intel Project Manager will have overall project responsibility.

                                      ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------

In addition, when applicable, both parties agree to assign cross-functional team members to the project. These members will include employees of each party representing, but not limited to, the following functions or disciplines:

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

Intel-Marvell Confidential


        ***


        5.3 PRODUCT REQUIREMENTS AND SPECIFICATIONS

        The following describes the *** product requirements and is incorporated herein.

***


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

Intel-Marvell Confidential


        5.4 SOW, PROJECT DELIVERABLES, SCHEDULE, RESTRICTION ON USE AND NON-DISCLOSURE OF PARTIES' INTELLECTUAL PROPERTY

        ***

6.0     NRE AND QA CONFORMANCE COSTS PAYMENT SCHEDULES

***

                                      ***


                   ------------------------------------------------- -------------
                   ***                                               ***
                   ------------------------------------------------- -------------
                   ***                                               ***
                   ------------------------------------------------- -------------


Notwithstanding the foregoing Schedule PS1-A, ***

Notwithstanding the foregoing Schedule PS1-A, ***

7.0     DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Marvell:                                For Intel:

***

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

Intel-Marvell Confidential


  INTEL CORPORATION                         MARVELL SEMICONDUCTOR, INC.

By: _________________________________       By:_________________________________

Printed Name: _______________________       Printed Name: ______________________

Title: ______________________________       Title: _____________________________

Date: _______________________________       Date: ______________________________

Intel-Marvell Confidential


                                      ***

                            STATEMENT OF WORK ("SOW")


               PHASE I: ******
-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     MS        TARGET  TARGET                 ACTIVITY/DELIVERABLE                        BY/           TO
               START   END                                                              BETWEEN
               MONTH   MONTH
               &       &
               YEAR    YEAR
-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------

               PHASE II: ***
-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     MS        TARGET  TARGET                 ACTIVITY/DELIVERABLE                        BY/           TO
               START   END                                                              BETWEEN
               MONTH   MONTH
               &       &
               YEAR    YEAR
-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------


PHASE III: SILICON / SYSTEM VERIFICATION
-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     MS        TARGET  TARGET                 ACTIVITY/DELIVERABLE                        BY/           TO
               START   END                                                              BETWEEN
               MONTH   MONTH
               &       &
               YEAR    YEAR
-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

---------------- -- ------------- ------------------------------------------------------- ----------- ---------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

Intel-Marvell Confidential


-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***
-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------
     ***       ***    ***     ***                                                         ***          ***

-------------- ------  ------ ------------------------------------------------------ --------------- ---------


INTEL CORPORATION                           MARVELL SEMICONDUCTOR, INC.

By: _________________________________       By:_________________________________

Printed Name: _______________________       Printed Name: ______________________

Title: ______________________________       Title: _____________________________

Date: _______________________________       Date: ______________________________


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

Intel-Marvell Confidential


                                      ***

                               ACCEPTANCE CRITERIA

***

PHASE I
------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***

------------------- -----------------------------------------------------------------------


PHASE II

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***

------------------- -----------------------------------------------------------------------


PHASE III

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***

------------------- -----------------------------------------------------------------------
       ***          ***

------------------- -----------------------------------------------------------------------
       ***          ***

------------------- -----------------------------------------------------------------------
       ***          ***

------------------- -----------------------------------------------------------------------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

Intel-Marvell Confidential


INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________

INTEL-MARVELL CONFIDENTIAL


                                                                       VER: V1.0

***
--------------------------------------------------------------------------------


1.0     INCORPORATION INTO AGREEMENT

The parties agree that this *** shall be attached to and incorporated into the Agreement as *** to Exhibit C thereof. The purpose of this *** is to set forth the terms and conditions ***.

Any changes to the specifications of the *** that are set forth in this *** must be agreed to by the parties in writing.

2.0     DEFINITIONS AND PRODUCT DESCRIPTION

***.

3.0     GUIDELINE PRICING

                              3.1   ***3.1.1 ***
                 ---------- -------- --------
                    ***       ***      ***
                 ---------- -------- --------
                    ***       ***      ***
                 ---------- -------- --------

        3.1.2 ***.


4.0     STATEMENT OF WORK -- PROJECT DELIVERABLES AND SCHEDULE

        4.1 PURPOSE

        ***.

        4.2 DEFINITIONS

----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL


----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

5.0     PROJECT MANAGEMENT

The parties agree to each assign dedicated Project Managers and Engineering Managers to this project. The Intel Project Manager will have overall project responsibility.

                                      ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------

In addition, when applicable, both parties agree to assign cross-functional team members to the *** development project. These members will include employees of each party representing, but not limited to, the following functions or disciplines:

***

6.0     PRODUCT REQUIREMENTS AND SPECIFICATIONS

The following documents describe the *** product requirements and are incorporated herein.

***.

7.0 STATEMENT OF WORK ("SOW") -- PROJECT DELIVERABLES AND SCHEDULE; RESTRICTION ON USE AND DISCLOSURE OF PARTIES' INTELLECTUAL PROPERTY

***.

8.0     NRE AND QA CONFORMANCE COSTS PAYMENT SCHEDULES

    ***:

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL

                                 SCHEDULE PS2-A

    ------------------------------------------------ -------------- --------------
    Milestone                                        Material       Resource
                                                     Payment        Payment
    ------------------------------------------------ -------------- --------------
    ***                                              ***            ***
    ------------------------------------------------ -------------- --------------
    ***                                              ***            ***
    ------------------------------------------------ -------------- --------------
    ***                                              ***            ***
    ------------------------------------------------ -------------- --------------

    ***

    ***


9.0     ***

9.1   ***
***
     ***:

                             ***


                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------

    ***

        ***

           ***

           ***


10.0    DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

                                       ***
                                       ***

INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________



-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL

INTEL-MARVELL CONFIDENTIAL


                                      ***

                            REQUIRED FEATURES OF ***

*** PRODUCT REQUIREMENTS

REQUIRED FEATURES
***


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________

INTEL-MARVELL CONFIDENTIAL


                                      ***

                                      ***

PART I:       ***

The purpose of this section is to provide a framework for the ***. The *** will be completed to specifications *** changes to *** mutually agreed upon by both parties. The actual IAS document will be written, managed, ***.

PART II:    DETAILS OF ***

***

***

***

INTEL CORPORATION                           MARVELL SEMICONDUCTOR, INC.

By: _________________________________       By:_________________________________

Printed Name: _______________________       Printed Name: ______________________

Title: ______________________________       Title: _____________________________

Date: _______________________________       Date: ______________________________


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

                                      ***

                            STATEMENT OF WORK ("SOW")

PHASE I: ***

----------- ------- --------- ------------------------------------------------------ ------------ ---------
    MS      TARGET  TARGET                    ACTIVITY/DELIVERABLE                       BY/         TO
            START     END                                                              BETWEEN
            MONTH   MONTH
            & YEAR  & YEAR
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***

----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------

----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------

PHASE II:   ***

---------- -------- -------- ----------------------------------------------------- -------- --------
   MS      TARGET   TARGET                   ACTIVITY/DELIVERABLE                  BY/        TO
            START     END                                                          BETWEEN
           MONTH    MONTH
           & YEAR   & YEAR
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***

---------- -------- -------- ----------------------------------------------------- -------- --------
   ***                                                                               ***      ***
             ***      ***    ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***                                                                               ***      ***
             ***      ***    ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***                                                                               ***      ***
             ***      ***    ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***                                                                               ***      ***
             ***      ***    ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***                                                                               ***      ***
             ***      ***    ***
---------- -------- -------- ----------------------------------------------------- -------- --------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------
   ***       ***      ***    ***                                                     ***      ***
---------- -------- -------- ----------------------------------------------------- -------- --------

-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL


PHASE III:   ***

--------- --------- -------- ------------------------------------------------------- ------------ ---------
   MS     TARGET    TARGET                    ACTIVITY/DELIVERABLE                   BY/ BETWEEN     TO
           START      END
          MONTH     MONTH
          & YEAR    & YEAR
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------
  ***       ***       ***    ***                                                         ***        ***
--------- --------- -------- ------------------------------------------------------- ------------ ---------

-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL



INTEL CORPORATION                           MARVELL SEMICONDUCTOR, INC.

By: _________________________________       By:_________________________________

Printed Name: _______________________       Printed Name: ______________________

Title: ______________________________       Title: _____________________________

Date: _______________________________       Date: ______________________________

INTEL-MARVELL CONFIDENTIAL


                                      ***

                               ACCEPTANCE CRITERIA

***

PHASE I

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------

PHASE II

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------

PHASE III
------------------- -----------------------------------------------------------------------
  CORRESPONDING                ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


------------------- -----------------------------------------------------------------------
      SOW MS
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------

INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________



-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL



                                      ***

                                       ***


-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
   STRESS      RISK  # LOTS   UNITS/       PTQ GOAL           PDQ RQMT           FLQ RQMT       NOTES
                      TOTAL    LOT
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------


NOTES:
***



INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________



-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


                                                                       VER: V1.0

***
--------------------------------------------------------------------------------


1.0     INCORPORATION INTO AGREEMENT

The parties agree that this *** shall be attached to and incorporated into the Agreement as *** to Exhibit C thereof. The purpose of this *** is to set forth the terms and conditions under which ***.

Any changes to the specifications of *** Product that are set forth in this *** must be agreed to by the parties in writing.

2.0     DEFINITIONS AND PRODUCT DESCRIPTION

***

3.0     PRICING

                                                     ***
---------- -------- ---------- --------- ---------- ---------- --------- -----------
   ***       ***       ***       ***        ***        ***       ***        ***
---------- -------- ---------- --------- ---------- ---------- --------- -----------
   ***       ***       ***       ***        ***        ***       ***        ***
---------- -------- ---------- --------- ---------- ---------- --------- -----------
   ***


4.0     STATEMENT OF WORK -- PROJECT DELIVERABLES AND SCHEDULE

        4.1 PURPOSE

        ***

        4.2 DEFINITIONS

----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL


----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

5.0     PROJECT MANAGEMENT

The parties agree to each assign dedicated Project Managers and Engineering Managers to this project. The Intel Project Manager will have overall project responsibility.


                                      ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------

In addition, when applicable, both parties agree to assign cross-functional team members to the *** development project. These members will include employees of each party representing, but not limited to, the following functions or disciplines:

   ***

6.0     PRODUCT REQUIREMENTS AND SPECIFICATIONS

   ***.

7.0 STATEMENT OF WORK ("SOW") -- PROJECT DELIVERABLES AND SCHEDULE; RESTRICTION ON USE AND DISCLOSURE OF PARTIES' INTELLECTUAL PROPERTY

***

8.0     NRE AND QA CONFORMANCE COSTS PAYMENT SCHEDULES

                                      ***

    ------------------------------------------------ -----------------
    ***                                              ***
    ------------------------------------------------ -----------------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


    ------------------------------------------------ -----------------
    ***                                              ***
    ------------------------------------------------ -----------------

    Notwithstanding the foregoing  ***

    Notwithstanding the foregoing  ***


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL



10.0    DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Marvell:                                For Intel:

                                            ***

INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL


                                      ***

                            REQUIRED FEATURES OF ***

*** PRODUCT REQUIREMENTS

REQUIRED FEATURES
*** FEATURES:
***






INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________



-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL



                                      ***

                                       ***

PART I:           ***

***

***

INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________



-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL



                                      ***

                            STATEMENT OF WORK ("SOW")

PHASE I: ***

----------- ------- --------- ------------------------------------------------------ ------------ ---------
    MS      TARGET  TARGET                    ACTIVITY/DELIVERABLE                       BY/         TO
            START     END                                                              BETWEEN
            MONTH   MONTH
            & YEAR  & YEAR
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------

----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------


PHASE II:   ***

----------- ------- --------- ------------------------------------------------------ ------------ ---------
    MS      TARGET  TARGET                    ACTIVITY/DELIVERABLE                       BY/         TO
            START     END                                                              BETWEEN
            MONTH   MONTH
            & YEAR  & YEAR
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
---------- --------- ---------- ------------------------------------------------------ ------------- --------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------

-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL


PHASE III:   ***

----------- ------- --------- ------------------------------------------------------ ------------ ---------
    MS      TARGET  TARGET                    ACTIVITY/DELIVERABLE                       BY/         TO
            START     END                                                              BETWEEN
            MONTH   MONTH
            & YEAR  & YEAR
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***      ***      ***      ***                                                         ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL



INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________

INTEL-MARVELL CONFIDENTIAL



                                      ***

                               ACCEPTANCE CRITERIA

***:

PHASE I

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------

PHASE II

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------

PHASE III

---------------- -------------------------------------------------------------------------------
  CORRESPONDING                ACCEPTANCE CRITERIA
---------------- -------------------------------------------------------------------------------

-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


------------------- -----------------------------------------------------------------------
   NG SOW MS
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL



INTEL CORPORATION                         MARVELL SEMICONDUCTOR, INC.

By: _______________________________       By:___________________________________

Printed Name: _____________________       Printed Name: ________________________

Title: ____________________________       Title: _______________________________

Date: _____________________________       Date: ________________________________

INTEL-MARVELL CONFIDENTIAL



                                      ***
                          *** LEAD SILICON QUAL VEHICLE

                                       ***


-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
   STRESS      RISK  # LOTS   UNITS/       PTQ GOAL        PDQ REQUIREMENT   FLQ REQUIREMENT    NOTES
                      TOTAL    LOT
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------


***

INTEL CORPORATION                         MARVELL SEMICONDUCTOR, INC.

By: _______________________________       By:___________________________________

Printed Name: _____________________       Printed Name: ________________________

Title: ____________________________       Title: _______________________________

Date: _____________________________       Date: ________________________________


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


                                                                       VER: V1.0

***
--------------------------------------------------------------------------------


1.0     INCORPORATION INTO AGREEMENT

The parties agree that this *** shall be attached to and incorporated into the Agreement as *** to Exhibit C thereof. The purpose of this *** is to set forth the terms and conditions under which Marvell shall develop the ***

Any changes to the specifications of the *** Product that are set forth in this *** must be agreed to by the parties in writing.

2.0     DEFINITIONS AND PRODUCT DESCRIPTION

***

3.0     PRICING

3.1     ***

                                    3.1.1 ***

---------- -------- ---------- ---------- --------- --------- ---------- --------
   ***       ***       ***        ***       ***       ***        ***       ***
---------- -------- ---------- ---------- --------- --------- ---------- --------
   ***       ***       ***        ***       ***       ***        ***       ***
---------- -------- ---------- ---------- --------- --------- ---------- --------

        3.1.2 ***


4.0     STATEMENT OF WORK -- PROJECT DELIVERABLES AND SCHEDULE

        4.1 PURPOSE

        ***

        4.2 DEFINITIONS

----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL


----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------
***                     ***
----------------------- ---------------------------------------------------------------

5.0     PROJECT MANAGEMENT

The parties agree to each assign dedicated Project Managers and Engineering Managers to this project. The Intel Project Manager will have overall project responsibility.

                                      ***

------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------
***           ***               ***              ***              ***
------------- ----------------- ---------------- ---------------- ------------------------

In addition, when applicable, both parties agree to assign cross-functional team members to the *** development project. These members will include employees of each party representing, but not limited to, the following functions or disciplines:

***

6.0     PRODUCT REQUIREMENTS AND SPECIFICATIONS

The following documents describe the *** product requirements and are incorporated herein.

***

7.0 STATEMENT OF WORK ("SOW") -- PROJECT DELIVERABLES AND SCHEDULE; RESTRICTION ON USE AND DISCLOSURE OF PARTIES' INTELLECTUAL PROPERTY

***

8.0     NRE AND QA CONFORMANCE COSTS PAYMENT SCHEDULES

    ***


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL



                                 SCHEDULE PS4-A

    ------------------------------------------------ -------------- --------------
    ***                                              ***            ***
    ------------------------------------------------ -------------- --------------
    ***                                              ***            ***
    ------------------------------------------------ -------------- --------------
    ***                                              ***            ***
    ------------------------------------------------ -------------- --------------
    ***                                              ***            ***
    ------------------------------------------------ -------------- --------------

    ***


9.0     ***

9.1   ***

                      ***


                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------
                      ***                             ***
                      ------------------------------- -------

        ***

           ***

           ***

           ***


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL



10.0    DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Marvell:                                For Intel:

                                            ***

INTEL CORPORATION                           MARVELL SEMICONDUCTOR, INC.

By: _________________________________       By:_________________________________

Printed Name: _______________________       Printed Name: ______________________

Title: ______________________________       Title: _____________________________

Date: _______________________________       Date: ______________________________


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL



                                      ***

                            REQUIRED FEATURES OF ***

*** PRODUCT REQUIREMENTS
***

***

INTEL CORPORATION                           MARVELL SEMICONDUCTOR, INC.

By: _________________________________       By:_________________________________

Printed Name: _______________________       Printed Name: ______________________

Title: ______________________________       Title: _____________________________

Date: _______________________________       Date: ______________________________


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL



                                      ***

                                       ***

PART I:       ***

***

***

***

INTEL CORPORATION                           MARVELL SEMICONDUCTOR, INC.

By: _________________________________       By:_________________________________

Printed Name: _______________________       Printed Name: ______________________

Title: ______________________________       Title: _____________________________

Date: _______________________________       Date: ______________________________


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL



                                       ***

                                      ***

                            STATEMENT OF WORK ("SOW")

PHASE I: ***

----------- ------- --------- ------------------------------------------------------ ------------ ---------
    MS      TARGET   TARGET                   ACTIVITY/DELIVERABLE                       BY/         TO
            START      END                                                             BETWEEN
            MONTH    MONTH
            & YEAR   & YEAR
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------


PHASE II:   ***

----------- ------- --------- ------------------------------------------------------ ------------ ---------
    MS      TARGET   TARGET                   ACTIVITY/DELIVERABLE                       BY/         TO
            START      END                                                             BETWEEN
            MONTH    MONTH
            & YEAR   & YEAR
----------- ------- --------- ------------------------------------------------------ ------------ ---------
   ***       ***      ***     ***                                                        ***        ***
---------- --------- ---------- ------------------------------------------------------ ------------- --------
   ***       ***      ***     ***                                                        ***        ***
---------- --------- ---------- ------------------------------------------------------ ------------- --------
   ***       ***      ***     ***                                                        ***        ***
---------- --------- ---------- ------------------------------------------------------ ------------- --------
   ***       ***      ***     ***                                                        ***        ***
---------- --------- ---------- ------------------------------------------------------ ------------- --------
   ***       ***      ***     ***                                                        ***        ***
---------- --------- ---------- ------------------------------------------------------ ------------- --------


PHASE III:   ***
----------- ------- --------- ------------------------------------------------------ ------------ ---------
    MS      TARGET   TARGET                   ACTIVITY/DELIVERABLE                       BY/         TO
            START      END                                                             BETWEEN
            MONTH    MONTH
            & YEAR   & YEAR
----------- ------- --------- ------------------------------------------------------ ------------ ---------


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL


--------- --------- -------- ------------------------------------------------------- ------------- ---------
   ***       ***      ***     ***                                                        ***        ***
--------- --------- -------- ------------------------------------------------------- ------------- ---------
   ***       ***      ***     ***                                                        ***        ***
--------- --------- -------- ------------------------------------------------------- ------------- ---------
   ***       ***      ***     ***                                                        ***        ***
--------- --------- -------- ------------------------------------------------------- ------------- ---------
   ***       ***      ***     ***                                                        ***        ***
--------- --------- -------- ------------------------------------------------------- ------------- ---------
   ***       ***      ***     ***                                                        ***        ***
--------- --------- -------- ------------------------------------------------------- ------------- ---------
   ***       ***      ***     ***                                                        ***        ***
--------- --------- -------- ------------------------------------------------------- ------------- ---------
   ***       ***      ***     ***                                                        ***        ***
--------- --------- -------- ------------------------------------------------------- ------------- ---------


INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________


-------------

*** "The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"."

INTEL-MARVELL CONFIDENTIAL



                                       ***

                                      ***

                               ACCEPTANCE CRITERIA

***

PHASE I

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------


PHASE II

------------------- -----------------------------------------------------------------------
      SOW MS                                 ACCEPTANCE CRITERIA
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------


PHASE III
------------------- -----------------------------------------------------------------------
CORRESPONDING SOW                            ACCEPTANCE CRITERIA
        MS
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------
       ***          ***
------------------- -----------------------------------------------------------------------



INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".

INTEL-MARVELL CONFIDENTIAL



Printed Name: _____________________       Printed Name: ________________________

Title: ____________________________       Title: _______________________________

Date: _____________________________       Date: ________________________________

INTEL-MARVELL CONFIDENTIAL



                                       ***

                                      ***
                            *** SILICON QUAL VEHICLE

                          PRELIMINARY Q&R REQUIREMENTS

                                       ***


-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
   STRESS      RISK  # LOTS   UNITS/       PTQ GOAL        PDQ REQUIREMENT   FLQ REQUIREMENT    NOTES
                      TOTAL    LOT
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------
     ***       ***     ***     ***            ***                ***               ***           ***
-------------- ----- -------- ------- -------------------- ---------------- ------------------- -------


***



INTEL CORPORATION                          MARVELL SEMICONDUCTOR, INC.

By: ________________________________       By:__________________________________

Printed Name: ______________________       Printed Name: _______________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________


-------------

*** The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***".